SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2006
AXCESS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11933 (Commission File Number)	85-0294536 (I.R.S. Employer Identification No.)

3208 Commander Drive, Carrollton, Texas (Address of principal executive offices)	75006 (Zip Code)
Registrant’s telephone number, including area code (972) 407-6080
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation.
     On November 9, 2006 the Company entered into a convertible note in the amount of $140,000. The Note is due and payable on December 31, 2006, unless AXCESS completes an offering of any of its securities and the aggregate proceeds to AXCESS are at least $700,000 prior to December 1, 2006. The note bears an interest rate of ten (10%) percent. The interest rate shall be increased to fifteen percent (15%) on any unpaid balance after December 31, 2006. The Company will use the proceeds for general working capital.
Item 9.01. Exhibits.
10.1      Convertible Note dated as of November 9, 2006, between the Company and Amphion Innovations plc. *
* Filed herewith

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCESS INTERNATIONAL, INC. (Registrant)

November 13, 2006	/s/ ALLAN GRIEBENOW
(Date)	Allan Griebenow
President and Chief Executive Officer